Exhibit 99.1

14/F Citigroup Tower, No. 33 Hua Yuan Shi Qiao Road, Pudong New Area, Shanghai 200120, PRC

Tel: +86 21 6105 9000 Fax: +86 21 6105 9100

Private and Confidential

To:

Tianjin Joway Shengshi Group Co., Ltd. (the “Company”) and its subsidiaries

Tianjin Junhe Enterprise Management Consulting Co., Ltd. (the “WFOE”)

G2 Ventures, Inc. (the “Shell Company”)

Dynamic Elite International Limited (the “BVI Company” )

October 1, 2010

Re:	Corporate structures and Related Issues of Dynamic Elite International Limited

Ladies and Gentlemen:

• We are qualified lawyers of the People’s Republic of China (“PRC”) and are qualified to issue an opinion on the laws and regulations of the PRC.

We have acted as PRC Legal Counsel to Dynamic Elite International Limited, Tianjin Junhe Enterprise Management Consulting Co., Ltd., Tianjin Joway Shengshi Group Co., Ltd, and its subsidiaries, and for its affiliate, Crystal Globe Limited (collectively, the “Group Companies”) in connection with certain transactions as described below. This opinion is delivered to you pursuant to Section 5.5 of that certain Exchange Agreement between and among the Company and certain other parties dated as of October 1, 2010 (the “Share Exchange Agreement”).

In our capacity as PRC counsel to the Group Companies, we have examined the originals and/or copies of the documents listed in Schedule 1 hereto (the “Permits and Agreements”) and other documents as we have considered necessary or relevant for the purpose of providing this opinion (collectively, the “Documents”).

In our examination of the Documents, we have assumed, with your consent, that (a) all Documents submitted to us as copies conform to their originals and all Documents submitted to us as originals are authentic; (b) all signatures, seals and chops on such Documents are genuine; and (c) other than the Company and its 3 subsidiaries, namely, Liaoning Joway Technology Engineering Co., Ltd., Tianjin Oriental ShengTang Import & Export Trading Co., Ltd. and Tianjin Joway Decoration Engineering Co., Ltd. (collectively “PRC Subsidiaries”), all parties have the requisite power and authority to enter into, and have duly executed and delivered under the laws other than those of the PRC, the Documents; (d) all facts and information stated or given in such Documents are true, correct and complete; (e) all natural persons who purport to act for and on behalf of the Company, the Group Companies have sufficient legal capacity to enter into and perform the transactions contemplated by the Share Exchange Agreements or to carry out their respective roles in such transactions; (f) each of the Documents has been duly authorized, executed, and delivered by the parties other than the Company and the Group Companies; and (g) in response to our due diligence inquiries, requests and investigations for the purpose of this opinion, all the information and materials provided to us by the Group Companies are true, accurate, complete and not misleading, and that the Group Companies have not withheld anything that, if disclosed to us, would reasonably cause us to alter this opinion in whole or in part.

14/F Citigroup Tower, No. 33 Hua Yuan Shi Qiao Road, Pudong New Area, Shanghai 200120, PRC

Tel: +86 21 6105 9000 Fax: +86 21 6105 9100

We have further assumed, with your consent, that (a) each of G2 Ventures, Inc. (the “Shell Company”), Dynamic Elite International Limited (the “BVI Company”) and Crystal Globe Limited (the “Offshore Holding Company”) is duly incorporated, duly organized, validly existing and in good standing under the laws of the jurisdiction of their establishment, and have the corporate power to execute, deliver and fully perform its obligations under the Share Exchange Agreement, and have taken all necessary corporate action to authorize the execution, delivery and performance by them of the Share Exchange Agreement; (b) the Share Exchange Agreement has been entered into between the Shell Company and the BVI Company, and has binding force on each party upon execution according to the governing law of the Share Exchange Agreement.

In rendering the opinions set forth in this letter, we may have relied (as to matters of fact but not as to legal conclusions), to the extent we deem proper, on certificates and confirmations of responsible officers of the Group Companies and public officials.

This opinion is rendered on the basis of the PRC laws and regulations effective and available to the public as of the date hereof and there is no assurance that any of such laws and regulations will not be changed, amended or replaced in the immediate future or in the longer term with or without retrospective effect.

We have not made any investigation into and do not express any opinion on the laws of any jurisdiction other than the PRC (which, solely for the purpose of this opinion, excludes the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan).

As used in this Opinion, the term “PRC Governmental Authorization” means any necessary licenses, consents, authorizations, sanctions, permissions, approvals, registrations and certificates from, and filings with any PRC governmental agency or body or any other regulatory body, including but not limited to the Ministry of Commerce (“MOFCOM”), the State Administration of Foreign Exchange (“SAFE”), and the Chinese Securities Regulatory Commission (“CSRC”) (collectively, “PRC Governmental Authorities”).

14/F Citigroup Tower, No. 33 Hua Yuan Shi Qiao Road, Pudong New Area, Shanghai 200120, PRC

Tel: +86 21 6105 9000 Fax: +86 21 6105 9100

As used in this Opinion, the term “PRC Law” means all applicable laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, public policies and other legislation of the PRC or any PRC Governmental Authorities, including tax laws and regulations, in effect on the date of this Opinion.

On the basis of the foregoing, we are of the opinion that:

1. It was not necessary for a foreign passport holder to obtain any PRC Governmental Authorization in connection with (a) the establishment of the BVI Company and the Offshore Holding Company by such foreign passport holder; and (b) the capitalization or funding of the BVI Company and the Offshore Holding Company.

2. All necessary PRC Governmental Authorizations were duly obtained in connection with and in connection with any direct or indirect operations in the PRC by the BVI Company, including operations conducted through any of the WFOE, the Company and its subsidiaries (collectively, the “Domestic Companies”).

3. All necessary PRC Governmental Authorizations were duly obtained in connection with the establishment by the BVI Company of Tianjin Junhe Enterprise Management Consulting Co., Ltd., a wholly foreign owned entity (the “WFOE”) in the PRC. The registered capital of the WFOE is USD 20,000 and is required to be injected within six months from September 15, 2010, the date of its incorporation, in order for the maintenance of the WFOE’s status and existence as an enterprise legal person under PRC laws.

4. It was not necessary to obtain any PRC Governmental Authorization with regard to the execution and delivery of the Call Option Agreement between ZHANG Jinghe, SONG Baogang, individual citizens of the PRC and Lionel Evan Liu, an Indonesia citizen and the sole shareholder of the Offshore Holding Company.

5. It is not necessary or advisable under the laws of the PRC for the execution, delivery, validity or the performance or the enforceability of the Share Exchange Agreement to obtain any PRC Governmental Authorization in connection with the execution, delivery or performance of the Share Exchange Agreement.

6. The Company is duly organized as a liability limited company validly existing under the laws of the PRC. The articles of association and the business license of the Company are in compliance with the requirements of applicable PRC laws and regulations and are in full force and effect. The registered capital of the Company has been fully paid. ZHANG Jinghe and SONG Baogang currently own 99% and 1%. To the best of our knowledge, other than as disclosed in Schedule 1 hereto, there is no charge, lien, encumbrance, pledge or any other security interest, option or any other third party right or interest, the exercise of which may lead to the change of shareholdings or the amount of the registered capital of the Company.

14/F Citigroup Tower, No. 33 Hua Yuan Shi Qiao Road, Pudong New Area, Shanghai 200120, PRC

Tel: +86 21 6105 9000 Fax: +86 21 6105 9100

7. To our best knowledge, the business carried out by the Company is within the business scope permitted under its business license. The Company owns and validly holds all necessary Governmental Authorizations, and has the legal right and authority to conduct its business, except for any licenses, the absence of which would not have a material adverse effect on the financial condition, business or the assets of the Company (“Material Adverse Effect”).

8. Each of the PRC Subsidiaries is duly organized as a limited liability company and validly existing under the laws of the PRC. The articles of association and the business license of each PRC Subsidiaries are in compliance with the requirements of applicable PRC laws and regulations and are in full force and effect. The registered capital of each of the PRC Subsidiaries has been fully paid. There is no charge, lien, encumbrance, pledge or any other security interest, option or any other third party right or interest, the exercise of which may lead to the change of shareholdings or the amount of the registered capital of any of the PRC Subsidiaries.

9. To our best knowledge, the business carried out by each of the PRC Subsidiaries is within the business scope permitted under its business license. Each of the PRC Subsidiaries owns and validly holds all necessary Governmental Authorizations, and has the legal right and authority to conduct its business, except for any licenses, the absence of which would not have a Material Adverse Effect on the Group Companies, taken as a whole.

10. To our best knowledge, each of the Domestic Companies has the lawful corporate power and authority, and has duly obtained all necessary PRC Governmental Authorizations to own, lease, license, and use its properties and assets, to the extent applicable, in so far as such properties and assets are governed by PRC Law.

11. Each of the Domestic Companies has legal and valid title to all of its respective properties and assets, in each case, free and clear of all liens, charges, encumbrances, equities, claims, defects, options and restrictions, other than as collaterals for bank loans in ordinary business course, which would not have a Material Adverse Effect; each lease agreement to which any of them is a party is duly executed and legally binding; the leasehold interests of each of them are fully protected by the terms of the lease agreements, which are valid, binding and enforceable in accordance with their terms under PRC Law; and, to the best of our knowledge after due inquiry, none of the Domestic Companies owns, operates, manages or has any other right or interest in any other material real property of any kind.

12. After reasonable inquiries and to the best of our knowledge, there is no current, pending or threatened PRC legal, regulatory, administrative or other governmental decision, ruling, order, demand, action, proceeding or initiative that, if implemented or adopted in the manner proposed or contemplated, would have a Material Adverse Effect.

14/F Citigroup Tower, No. 33 Hua Yuan Shi Qiao Road, Pudong New Area, Shanghai 200120, PRC

Tel: +86 21 6105 9000 Fax: +86 21 6105 9100

13. Each of the WFOE, the Company and the shareholders of the Company has the lawful corporate power and authority, and has duly obtained all necessary PRC Governmental Authorizations, to execute, deliver and perform the Contractual Arrangements disclosed in Schedule 1 hereto to which it is a party; and the execution, delivery and performance thereof, and the consummation of the transactions contemplated thereby, will not violate any provision of (i) applicable PRC Law, or (ii) the relevant articles of association, business license and other constitutional documents of the Company and the WFOE. Assuming the due delivery of the Contractual Arrangements by each of the parties thereto, each of the Contractual Arrangements will constitute the legally valid and binding obligations of the parties thereto, enforceable against such parties in accordance with the terms thereof.

14. The choice of the laws of the state of New York as the governing law of the Share Exchange Agreement, is a valid choice of law provision and would be recognized and given effect to in any action brought before a court of competent jurisdiction in the PRC, except for those laws the application of which would be inconsistent with public policy, as such term is interpreted under laws of the PRC.

15. After reasonable inquiry and to the best of our knowledge, (i) none of the Domestic Companies has been liquidated nor is insolvent, (ii) none of the Domestic Companies is subject to any board or shareholder resolution for its winding up or any undertakings to merge, reconstruct or liquidate itself, and (iii) no proceedings have been commenced or been threatened which might render the any Domestic Company liquidated or insolvent.

This opinion is subject to the following qualifications:

A. This opinion is subject to (i) any applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, (ii) possible judicial or administrative actions or any PRC Law affecting creditors’ rights, (iii) certain equitable, legal or statutory principles affecting the enforceability of contractual rights generally under concepts of public interest, interests of the State, national security, reasonableness, good faith and fair dealing, and applicable statutes of limitation, (iv) the discretion of any competent PRC authorities, and (v) the disclosures made by the Group Companies in the disclosure schedules attached to the Share Exchange Agreement.

B. The PRC Company Law was newly amended as of January 1, 2006 (the “Amended Company Law”). Without limiting the generality of the qualification in paragraph B above, the articles of association of the Domestic Companies may be required to be further amended in the future to maintain compliance with the Amended Company Law and any regulation promulgated by the PRC government authorities supplementing or interpreting the Amended Company Law.

14/F Citigroup Tower, No. 33 Hua Yuan Shi Qiao Road, Pudong New Area, Shanghai 200120, PRC

Tel: +86 21 6105 9000 Fax: +86 21 6105 9100

This opinion is intended to be used in the context which is specifically referred to herein. Each paragraph should be looked at as a whole and no part should be extracted and referred to independently.

This opinion is solely for the benefit of the persons to whom it is addressed and the respective counsels of such persons. It may not be relied upon by anyone else or used for any other purpose, in each instance, without our prior written consent.

Sincerely yours,

AIIBright Law Offices

Steve Zhu

Attorney at Law/Senior Partner

Direct line: (021)-61059116

14/F Citigroup Tower, No. 33 Hua Yuan Shi Qiao Road, Pudong New Area, Shanghai 200120, PRC

Tel: +86 21 6105 9000 Fax: +86 21 6105 9100

Schedule 1

Permits and Agreements

1.	Certificate of Approval of the WFOE

2.	Business License of the WFOE

3.	Business License of the Company

4.	Business License of Liaoning Joway Technology Engineering Co., Ltd.

5.	Business License of Tianjin Oriental ShengTang Import & Export Trading Co., Ltd.

6.	Business License of Tianjin Joway Decoration Engineering Co., Ltd.

7.	Consulting Service Agreement dated September 16, 2010 by and between the Company and the WFOE;

8.	Equity Pledge Agreement dated September 16, 2010 by and among the Company, the WFOE, ZHANG Jinghe and SONG Baogang;

9.	Operating Agreement dated September 16, 2010 by and among the Company, the WFOE, ZHANG Jinghe and SONG Baogang;

10.	Option Agreement dated September 16, 2010 by and among the Company, the WFOE, ZHANG Jinghe and SONG Baogang;

11.	Voting Proxy Agreement dated September 16, 2010 by and among the Company, the WFOE, ZHANG Jinghe and SONG Baogang;

12.	Call Option Agreement dated July 20, 2010 by and between Lionel Evan Liu and ZHANG Jinghe.